SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2004


                             STRATAGENE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-50786              33-0683641
        ---------------              ---------------         ---------------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)          Identification No.)


                          11011 North Torrey Pines Road
                           La Jolla, California 92037


          (Address of Principal Executive Offices, including zip code)


                              --------------------

                                 (858) 535-5400

              (Registrant's telephone number, including area code)

                              --------------------


                    -----------------------------------------

          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.



     Exhibit
      Number                  Description of Exhibit
-----------------  -----------------------------------------------
        99.1 Press release issued by Stratagene Corporation on August 12, 2004.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 12, 2004, Stratagene Corporation issued a press release regarding its financial results for the second fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

         In accordance with General Instruction B.6. of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Such information shall not be incorporated by reference in any filing of Stratagene Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 12, 2004                STRATAGENE CORPORATION




                                      By: /s/  REGINALD P. JONES
                                      -----------------------------------
                                      Name:    Reginald P. Jones
                                      Title:   Senior Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit No.        Description of Exhibit
-----------        ----------------------
  99.1             Press release issued by Stratagene Corporation on
                   August 12, 2004.


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